                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549




                                   FORM 8-K(A)




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934



                         Date of Report: March 18, 1997



                           JACOR COMMUNICATIONS, INC.



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


           0-12404                                     31-0978313
     (Commission File No.)                 (IRS Employer Identification No.)



                          50 East RiverCenter Boulevard
                                   12th Floor
                               Covington, KY 41017

                                 (606) 655-2267

Item 2.   Acquisition or Disposition of Assets

     As previously reported, on March 18, 1997, Jacor Communications Company ("JCC"), a wholly owned subsidiary of Jacor Communications, Inc. (the "Company"), and EFM Programming, Inc. ("Buyer"), a wholly owned subsidiary of JCC, entered into an Asset Purchase Agreement (the "Acquisition Agreement") with EFM Media Management, Inc., EFM Publishing, Inc., Pam Media, Inc. (collectively, the "Sellers") and certain shareholders of the Sellers. The description of that transaction is set forth in more detail in the Registrant's initial Form 8-K filed with the Securities and Exchange Commission on March 21, 1997.

Item 7.   Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

          The required audited financial statements have been previously filed by the Company pursuant to its Form 8-K/A filed with the Securities and Exchange Commission on March 26, 1997.

(b)  Pro Forma Financial Information.

     Unaudited Pro Forma Condensed Consolidated Statement of Operations for the
          year ended December 31, 1996
     Unaudited Pro Forma Condensed Consolidated Balance Sheet at
          December 31, 1996
     Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(c)  Exhibits

2.1 Asset Purchase Agreement dated as of March 17, 1997 among Jacor Communications Company ("JCC"), EFM Programming, Inc. ("Buyer"), and EFM Media Management, Inc., EFM Publishing, Inc., Pam Media, Inc. (collectively, the "Sellers") and certain shareholders of the Sellers (omitting schedules and exhibits not deemed material).*

99.1 Press Release dated March 18, 1997.*

*    Previously filed.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JACOR COMMUNICATIONS, INC.



May 2, 1997                   By:  /s/ Jon M. Berry
                                  -----------------------------------
                                  Jon M. Berry, Senior Vice President
                                     and Treasurer

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

    The following unaudited pro forma financial information is based on the historical financial statements of the Company and the Sellers and has been prepared to illustrate the effects of the acquisitions described below and the related financing transactions.

    The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1996, the latest twelve months ended March 31, 1997 and the three months ended March 31, 1996 give effect to each of the following transactions as if such transactions had been completed January 1, 1996: (i) the acquisition contemplated by the Acquisition Agreement (the "EFM Acquisition"), (ii) the merger of a subsidiary of JCC with and into Premiere Radio Networks, Inc. (the "Premiere Merger") and (iii) the Company's 1996 acquisition of Citicasters, Inc. ("Citicasters"), Noble Broadcast Group, Inc. ("Noble") and the Selected Gannett Radio Stations, the Company's immaterial acquisitions completed in 1996, the Company's divestiture of its Tampa television station, the Company's 1997 acquisition of Regent Communications, Inc. ("Regent") and the Company's immaterial transactions completed in 1997 (collectively, the "Other Acquisitions"). The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 1997 gives effect to the following transactions as if such transactions had been completed January 1, 1997: (i) the Premiere Merger, (ii) the EFM Acquisition, and (iii) the Company's 1997 acquisition of Regent and other 1997 immaterial acquisitions both completed and pending as of April 30, 1997. The pro forma condensed consolidated balance sheet as of March 31, 1997 has been prepared as if the Premiere Merger and the Company's other pending acquisitions of radio stations as of April 30, 1997 (the "Pending Transactions") had occurred on March 31, 1997.

    The Pending Transactions will be accounted for using the purchase method of accounting. The total purchase costs of the Pending Transactions will be allocated to the tangible and intangible assets and liabilities acquired based upon their respective fair values. The allocation of the aggregate purchase price reflected in the Unaudited Pro Forma Financial Information is preliminary. The final allocation of the purchase price will be contingent upon the receipt of final appraisals of the acquired assets and notes thereto. The Unaudited Pro Forma Financial Information is not necessarily indicative of either future results of operations or the results that might have occurred if the foregoing transactions had been consummated on the indicated dates.

    The Unaudited Pro Forma Financial Information should be read in conjunction with Jacor's Consolidated Financial Statements and notes thereto and Consolidated Financial Statements and notes for the Sellers, previously filed with the Commission on March 26, 1997 pursuant to the Company's Form 8-K/A.

                  JACOR COMMUNICATIONS, INC. AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                    YEAR ENDED DECEMBER 31, 1996
                                                                  -----------------------------------------------------------------
                                                                                  OTHER         JACOR
                                                                               ACQUISITIONS     OTHER
                                                                  HISTORICAL    PRO FORMA    ACQUISITIONS  HISTORICAL   HISTORICAL
                                                                     JACOR     ADJUSTMENTS    PRO FORMA        EFM       PREMIERE
                                                                  -----------  ------------  ------------  -----------  -----------
Net revenue.....................................................   $ 223,761    $  220,373(a)  $  444,134   $  47,357    $  23,826
Broadcast operating expenses....................................     151,065       154,119(a)     305,184      29,538       16,533
Depreciation and amortization...................................      23,404        40,993(a)      64,397          84        1,908
Corporate general and administrative expenses...................       7,629         1,479(a)       9,108      13,645
Unusual charges.................................................                                                               417
Special bonuses.................................................       2,303                       2,303
                                                                  -----------  ------------  ------------  -----------  -----------
    Operating income (loss).....................................      39,360        23,782        63,142        4,090        4,968
Interest expense................................................     (32,244)      (46,232)(b)     (78,476)                   (102)
Gain on sale of radio stations and other assets.................       2,539                       2,539
Write-off of debt issuance costs................................                                                            (1,949)
Other income (expense), net.....................................       5,716                       5,716          488        1,217
                                                                  -----------  ------------  ------------  -----------  -----------
    Income (loss) before income taxes and extraordinary items...      15,371       (22,450)       (7,079)       4,578        4,134
                                                                  -----------  ------------  ------------  -----------  -----------
Income tax (expense) benefit....................................      (7,300)        6,629(h)        (671)                  (1,698)
                                                                  -----------  ------------  ------------  -----------  -----------
    Income (loss) before extraordinary items....................   $   8,071    $  (15,821)   $   (7,750)   $   4,578    $   2,436
                                                                  -----------  ------------  ------------  -----------  -----------
                                                                  -----------  ------------  ------------  -----------  -----------
    Income (loss) per common share..............................   $    0.30
                                                                  -----------
                                                                  -----------
Number of common shares used in per share computations..........      26,830
                                                                  -----------
                                                                  -----------

                                                                                                             LTM ENDED
                                                                                                             MARCH 31,
                                                                                                               1997
                                                                                                            -----------
                                                                    PREMIERE     ACQUISITION      TOTAL        TOTAL
                                                                    PRO FORMA     PRO FORMA     COMBINED     COMBINED
                                                                   ADJUSTMENTS   ADJUSTMENTS    PRO FORMA    PRO FORMA
                                                                  -------------  ------------  -----------  -----------
Net revenue.....................................................    $   7,852(c)                $ 523,169    $ 533,627
Broadcast operating expenses....................................        5,932(c)  $    2,606(d)    359,793     368,124
Depreciation and amortization...................................        2,400(c)      18,426(e)     87,215      88,020
Corporate general and administrative expenses...................                     (13,645)(d)      9,108     10,190
Unusual charges.................................................                        (417)(f)
Special bonuses.................................................                                    2,303        2,303
                                                                  -------------  ------------  -----------  -----------
    Operating income (loss).....................................         (480)        (6,970)      64,750       64,990
Interest expense................................................                      (1,617)(b)    (80,195)    (78,712)
Gain on sale of radio stations and other assets.................                                    2,539        4,695
Write-off of debt issuance costs................................                       1,949(g)
Other income (expense), net.....................................         (632)(c)                   6,789        6,855
                                                                  -------------  ------------  -----------  -----------
    Income (loss) before income taxes and extraordinary items...       (1,112)        (6,638)      (6,117)      (2,172)
                                                                  -------------  ------------  -----------  -----------
Income tax (expense) benefit....................................          354(c)       1,128(h)       (887)       (454)
                                                                  -------------  ------------  -----------  -----------
    Income (loss) before extraordinary items....................    $    (758)    $   (5,510)   $  (7,004)   $  (2,626)
                                                                  -------------  ------------  -----------  -----------
                                                                  -------------  ------------  -----------  -----------
    Income (loss) per common share..............................                                $   (0.16)   $   (0.06)
                                                                                               -----------  -----------
                                                                                               -----------  -----------
Number of common shares used in per share computations..........                                   42,985(n)     42,985
                                                                                               -----------  -----------
                                                                                               -----------  -----------

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                  JACOR COMMUNICATIONS, INC. AND SUBSIDIARIES

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                        THREE MONTHS ENDED MARCH 31, 1997
                                                                               ----------------------------------------------------
                                                                                               OTHER         JACOR
                                                                                            ACQUISITIONS     OTHER
                                                                               HISTORICAL    PRO FORMA    ACQUISITIONS  HISTORICAL
                                                                                  JACOR     ADJUSTMENTS    PRO FORMA        EFM
                                                                               -----------  ------------  ------------  -----------
Net revenue..................................................................   $  88,828    $   11,151(a)  $   99,979   $  11,191
Broadcast operating expenses.................................................      67,305         9,956(a)      77,261       6,833
Depreciation and amortization................................................      13,369         3,411(a)      16,780          16
Corporate general and administrative expenses................................       2,762                       2,762        1,146
                                                                               -----------  ------------  ------------  -----------
    Operating income (loss)..................................................       5,392        (2,216)        3,176        3,196
Interest expense.............................................................     (17,176)       (2,353)(b)     (19,529)
Gain on sale of radio stations and other assets..............................       4,695                       4,695
Other income (expense), net..................................................         405                         405            6
                                                                               -----------  ------------  ------------  -----------
    Income (loss) before income taxes and extraordinary items................      (6,684)       (4,569)      (11,253)       3,202
                                                                               -----------  ------------  ------------  -----------
Income tax (expense) benefit.................................................       4,100         1,781(h)       5,881
                                                                               -----------  ------------  ------------  -----------
    Income (loss) before extraordinary items.................................   $  (2,584)   $   (2,788)   $   (5,372)   $   3,202
                                                                               -----------  ------------  ------------  -----------
                                                                               -----------  ------------  ------------  -----------
    Loss per common share....................................................   $   (0.08)
                                                                               -----------
                                                                               -----------
Number of common shares used in per share computations.......................      34,085

                                                                                                                          THREE

                                                                                                                         MONTHS

                                                                                                                       ENDED MARCH

                                                                                                                        31, 1996

                                                                                                                       -----------

                                                                                            ACQUISITION      TOTAL        TOTAL

                                                                               HISTORICAL    PRO FORMA     COMBINED     COMBINED

                                                                                PREMIERE    ADJUSTMENTS    PRO FORMA    PRO FORMA

                                                                               -----------  ------------  -----------  -----------

Net revenue..................................................................   $   7,190                  $ 118,360    $ 107,902

Broadcast operating expenses.................................................       5,163    $      650(d)     89,907      81,576

Depreciation and amortization................................................       1,073         4,632(e)     22,501      21,696

Corporate general and administrative expenses................................                    (1,146)(d)      2,762      1,680

                                                                               -----------  ------------  -----------  -----------

    Operating income (loss)..................................................         954        (4,136)       3,190        2,950

Interest expense.............................................................                      (494)(b)    (20,023)    (21,506)

Gain on sale of radio stations and other assets..............................                                  4,695        2,539

Other income (expense), net..................................................         170                        581          515

                                                                               -----------  ------------  -----------  -----------

    Income (loss) before income taxes and extraordinary items................       1,124        (4,630)     (11,557)     (15,502)

                                                                               -----------  ------------  -----------  -----------

Income tax (expense) benefit.................................................        (461)        1,472(h)      6,892       6,459

                                                                               -----------  ------------  -----------  -----------

    Income (loss) before extraordinary items.................................   $     663    $   (3,158)   $  (4,665)   $  (9,043)

                                                                               -----------  ------------  -----------  -----------

                                                                               -----------  ------------  -----------  -----------

    Loss per common share....................................................                              $   (0.11)   $   (0.21)

                                                                                                          -----------  -----------

                                                                                                          -----------  -----------

Number of common shares used in per share computations.......................                                 42,985(n)     42,985


 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                  JACOR COMMUNICATIONS, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                                                                          AS OF MARCH 31, 1997
                                                    ----------------------------------------------------------------
                                                                   OTHER         JACOR
                                                                ACQUISITION      OTHER
                                                    HISTORICAL   PRO FORMA    ACQUISITIONS   HISTORICAL   HISTORICAL
                                                      JACOR     ADJUSTMENTS    PRO FORMA       EFM(O)      PREMIERE
                                                    ----------  -----------   ------------   ----------   ----------

Current assets:
  Cash and cash equivalents.......................  $   12,418   $ (6,831)(j)  $    5,587     $  4,868     $11,584
  Accounts receivable.............................      86,326        156(i)       86,482        2,220       6,973
  Prepaid expenses and other current assets.......      17,081        754(i)       17,835        7,283       2,049
                                                    ----------  -----------   ------------   ----------   ----------
      Total current assets........................     115,825     (5,921)        109,904       14,371      20,606
Property and equipment............................     157,631     27,418(i)      185,049          153       2,375
Intangible assets.................................   1,531,138    209,732(i)    1,740,870                   29,405
Other assets......................................      87,827    (24,174)(i)      54,653           33       5,632
                                                                   (9,000)(j)
                                                    ----------  -----------   ------------   ----------   ----------
      Total assets................................  $1,892,421   $198,055      $2,090,476     $ 14,557     $58,018
                                                    ----------  -----------   ------------   ----------   ----------
                                                    ----------  -----------   ------------   ----------   ----------
Current liabilities:
  Accounts payable, accrued expenses and other
    current liabilities...........................  $   65,496   $  1,199(i)   $   66,695     $ 11,155     $ 3,354
  Long-term debt, current portion.................       8,500                      8,500
                                                    ----------  -----------   ------------   ----------   ----------
      Total current liabilities...................      73,996      1,199          75,195       11,155       3,354
Long-term debt....................................     688,500    173,000(j)      861,500
5 1/2% Liquid Yield Option Notes..................     120,183                    120,183
Other liabilities.................................     111,035      1,206(i)      112,241        3,322       1,825
Deferred tax liability............................     302,884                    302,884                    3,726
Shareholders' equity:
  Common stock ...................................         348          9(j)          357            2          79
  Additional paid-in capital......................     538,564     22,641(j)      561,205                   40,997
  Common stock warrants...........................      31,500                     31,500
  Unrealized gain on investments..................       8,191                      8,191
  Retained earnings...............................      17,220                     17,220           78       8,037
                                                    ----------  -----------   ------------   ----------   ----------
      Total shareholders' equity..................     595,823     22,650         618,473           80      49,113
                                                    ----------  -----------   ------------   ----------   ----------
      Total liabilities and shareholders'
       equity.....................................  $1,892,421   $198,055      $2,090,476     $ 14,557     $58,018
                                                    ----------  -----------   ------------   ----------   ----------
                                                    ----------  -----------   ------------   ----------   ----------


                                                    ACQUISITION     TOTAL
                                                     PRO FORMA     COMBINED
                                                    ADJUSTMENTS   PRO FORMA
                                                    -----------   ----------
Current assets:
  Cash and cash equivalents.......................   $(16,300)(l) $   5,739
  Accounts receivable.............................                   95,675
  Prepaid expenses and other current assets.......                   27,167
                                                    -----------   ----------
      Total current assets........................    (16,300)      128,581
Property and equipment............................        528(k)    188,105
Intangible assets.................................    200,079(k)  1,970,354
Other assets......................................                   60,318

                                                    -----------   ----------
      Total assets................................   $184,307     $2,347,358
                                                    -----------   ----------
                                                    -----------   ----------
Current liabilities:
  Accounts payable, accrued expenses and other
    current liabilities...........................                $  81,204
  Long-term debt, current portion.................                    8,500
                                                                  ----------
      Total current liabilities...................                   89,704
Long-term debt....................................   $ 23,500(l)    885,000
5 1/2% Liquid Yield Option Notes..................                  120,183
Other liabilities.................................                  117,388
Deferred tax liability............................     12,000(k)    318,610
Shareholders' equity:
                                                          (81)(m)
  Common stock ...................................         71(l)        428
  Additional paid-in capital......................    (40,997)(m)   759,134
                                                      197,929(l)
  Common stock warrants...........................                   31,500
  Unrealized gain on investments..................                    8,191
  Retained earnings...............................     (8,115)(m)    17,220
                                                    -----------   ----------
      Total shareholders' equity..................    143,107       816,473
                                                    -----------   ----------
      Total liabilities and shareholders'
       equity.....................................   $184,307     $2,347,358
                                                    -----------   ----------
                                                    -----------   ----------

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                  JACOR COMMUNICATIONS, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF MARCH 31, 1997
                                 (IN THOUSANDS)

(a) These adjustments reflect additional revenues and expenses related to the Other Acquisitions.

                                                               YEAR ENDED DECEMBER 31, 1996
                                                    --------------------------------------------------
                                                                BROADCAST   DEPRECIATION
                                                       NET      OPERATING        AND       CORPORATE G
                                                     REVENUE    EXPENSES    AMORTIZATION       & A
                                                    ---------  -----------  -------------  -----------
Noble.............................................  $  10,715   $   9,062     $   2,365            --
Citicasters.......................................    101,806      58,543        21,913     $   1,479
Gannett...........................................      2,202       6,727            --            --
Regent............................................     33,797      26,447         6,897            --
Other.............................................     71,853      53,340         9,818            --
                                                    ---------  -----------  -------------  -----------
    Total.........................................  $ 220,373   $ 154,119     $  40,993     $   1,479
                                                    ---------  -----------  -------------  -----------
                                                    ---------  -----------  -------------  -----------

                                                      THREE MONTHS ENDED MARCH 31, 1997
                                                    -------------------------------------
                                                                BROADCAST   DEPRECIATION
                                                       NET      OPERATING        AND
                                                     REVENUE    EXPENSES    AMORTIZATION
                                                    ---------  -----------  -------------
Regent............................................         --   $     233     $   1,145
Other.............................................  $  11,151       9,723         2,266
                                                    ---------  -----------  -------------
                                                       11,151       9,956         3,411
                                                    ---------  -----------  -------------
                                                    ---------  -----------  -------------

(b) These adjustments represent additional interest expense associated with the Company's borrowings under its Credit Facility, the issuance of its 1996 10 1/8% Notes, 1996 9 3/4% Notes and 5 1/2% Liquid Yield Option Notes, which proceeds were used to finance acquisitions. The assumed interest rate under the Credit Facility was 7 1/8%, which represents the rate as of April 1997.

(c) These adjustments represent additional revenues and expenses related to Premiere's acquisitions of After MidNite Entertainment, completed January 1997, and Cutler Productions, SJM Productions and Philadelphia Music Works, which were completed at various dates during the second half of 1996.

(d) These adjustments represent the elimination of $11,039 and $1,146 of corporate expenses related to the EFM Acquisition and the reclassification of $2,606 and $650 in operating expenses for the year ended December 31, 1996 and the three months ended March 31, 1997, respectively, to conform with the Company's reporting practices. The elimination of expenses is due primarily to salaries of the selling shareholder whose employment was not continued.

(e) These adjustments reflect the additional depreciation and amortization expense resulting from the allocation of the Company's purchase price to the assets acquired in the Premiere Merger and the EFM Acquisition including, an increase in property and equipment and identifiable intangible assets, to their estimated fair market values and the goodwill associated with the acquisition of Premiere. Goodwill is amortized over 40 years.

(f) These adjustments represent costs recorded by Premiere related to certain attempted business acquisitions and the assimilation of completed business acquisitions, including miscellaneous severance, professional fees and transition costs.

(g) These adjustments represent the elimination of debt issuance costs written off by Premiere in 1996.

(h) To provide for the tax effect of pro forma adjustments using an estimated statutory tax rate of 40%. The acquisition adjustments described in Note (a) include non-deductible goodwill amortization estimated to be approximately $5,000 for the year ended December 31, 1996 and $1,250 for the three months ended March 31, 1997. The acquisition adjustments for the Premiere Merger include non-deductible goodwill amortization estimated to be approximately $3,800 for the year ended December 31, 1996 and $950 for the three months ended March 31, 1997.

(i) These adjustments represent the allocation of the purchase price of the Other Acquisitions to the estimated fair value of the assets acquired and liabilities assumed, and the recording of goodwill associated with the acquisitions. Previously funded escrow deposits of $24,174 were allocated as part of the purchase price.

                  JACOR COMMUNICATIONS, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                              AS OF MARCH 31, 1997
                                 (IN THOUSANDS)

(j) The adjustment represents the issuance of stock, and Credit Facility borrowings to finance the Other Acquisitions.

                                                                                          OTHER
                                                                                       ACQUISITIONS

Common Stock Issued..................................................................   $  22,650
Credit Facility Borrowings...........................................................     173,000
                                                                                       -----------
    Total............................................................................   $ 195,650
                                                                                       -----------
                                                                                       -----------

    The Company utilized $6,831 in excess cash and $9,000 of proceeds from the sale of an investment to finance, in part, the Other Acquisitions.

(k) The adjustments represent the allocation of the purchase price of the EFM Acquisition and the Premiere Merger to the estimated fair value of the assets acquired and liabilities assumed, and the recording of goodwill associated with these acquisitions.

(l) The adjustment represents the assumed net proceeds from proposed offerings of Common Stock by the Company pursuant to its omnibus shelf registration statement (Form S-3 No. 333-19291) declared effective by the Commission in April 1997 and as described in the Company's Preliminary Prospectus Supplement thereto dated May 2, 1997, to be utilized in part to finance a portion of the Premiere Merger Consideration, and the issuance of stock to the Premiere stockholders, borrowings under the Credit Facility to finance the EFM Acquisition and excess cash utilized to pay down Credit Facility borrowings.

                                                                         EFM      PREMIERE      TOTAL

Common Stock Offering Net Proceeds..................................         --   $ 129,200   $ 129,200
Common Stock Offering Proceeds......................................         --      20,000      20,000
Common Stock Issued to Premiere Stockholders........................         --      48,800      48,800
Credit Facility Borrowings (repayments).............................  $  50,000     (26,500)     23,500
Excess Cash Utilized................................................         --      16,300      16,300
                                                                      ---------  -----------  ---------
                                                                      $  50,000   $ 187,800   $ 237,800
                                                                      ---------  -----------  ---------
                                                                      ---------  -----------  ---------

    Common Stock issued to Premiere stockholders includes Jacor stock options which will be issued to certain Premiere option holders valued at $5,700.

(m) The adjustments represent the elimination of historical stockholders' equity of the EFM Companies and Premiere as these acquisitions will be accounted for as purchases.

(n) The pro forma weighted average shares outstanding includes all shares of Common Stock outstanding at December 31, 1996 and March 31, 1997 and the shares to be issued in the Company's proposed offerings of Common Stock, the shares issued in conjunction with the acquisition of Regent and the shares to be issued to the Premiere stockholders. The pro forma weighted average shares of Jacor do not reflect any outstanding options and warrants as they are antidilutive.

(o) The historical balance sheet for the EFM Companies has been prepared as of December 31, 1996, the latest date for which a historical balance sheet was available. The historical balance sheet of the EFM Companies is not material to the Unaudited Pro Forma Condensed Consolidated Balance Sheet.